UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2003

DIGITAL THEATER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of	000-50335 (Commission File Number)	77-0467655 (I.R.S. employer identification number)
incorporation or organization) 5171 Clareton Drive
Agoura Hills, California 91301 (Address of principal executive offices)		91301 (Zip Code)

(818) 706-3525

(Registrant’s telephone number, including area code)

Item 5: Other Events.
Item 7: Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5: Other Events.

Item 7: Financial Statements and Exhibits.

SIGNATURES

EXHIBIT 99.1

Item 5:     Other Events.

     On November 20, 2003, Digital Theater Systems, Inc., issued a press release announcing that it has priced the public follow-on offering of primary and secondary shares of its common stock. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7:     Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Exhibit Title or Description

99.1	Press Release dated November 20, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2003	DIGITAL THEATER SYSTEMS, INC. /s/ Melvin Flanigan

Melvin Flanigan Executive Vice President, Finance and Chief Financial Officer (principal financial and accounting officer)